For the nine months ended September 30, 2016,	For U.S. equity markets and the S&P specifically,
the net asset value per Common Share increased	valuation, as reflected in the price to earnings ratio and
6.32% while the investment return to our stock-	cash flow yields, is at the upper end of historic fair value,
holders increased by 2.59%. By comparison, our bench-	supported by ultra-low interest rates, corporate stock
mark, the Standard & Poor’s 500 Stock Index (including	buybacks, dividend yields in excess of the 10 year U.S.
income), increased 7.85%. For the twelve months ended	Treasury Bond yield and no significant earning alterna-
September 30, 2016, the return on the net asset value	tive for investors. Favorably, energy companies and
per Common Share increased by 11.05%, and the return	their suppliers are stabilizing, potentially removing a
to our stockholders increased by 9.72%; these compare	significant drag on aggregate corporate earnings growth
with an increase of 15.45% for the S&P 500. During	and margins. And though it appears likely that the
both periods, the discount at which our shares traded	Federal Reserve will be raising interest rates this year,
continued to fluctuate and on September 30, 2016, it	changes are likely to be modest and the path to higher
was 18.3%.	rates significantly elongated as world economic growth
remains restrained.
As detailed in the accompanying financial statements
(unaudited), as of September 30, 2016, the net assets	As further evidence of stability, low quality bond yields
applicable to the Company’s Common Stock were	when compared to U.S. Treasury yields remain con-
$1,076,439,805 equal to $39.98 per Common Share.	trolled and significantly lower than earlier in the year.
Historically, bull markets have ended with a significant
The increase in net assets resulting from operations	geopolitical/financial event, a hostile Federal Reserve,
for the nine months ended September 30, 2016 was	or euphoric market behavior. Given recent economic
$54,867,516. During this period, the net realized gain	data, particularly employment and consumption data, the
on investments sold was $85,564,434 and the decrease	prospect of a recession appears distant without some sort
in net unrealized appreciation was $29,521,051. Net	of shock. And though aggressive Quantitative Easing
investment income for the nine months was $7,308,112.	(QE) has ended in the U.S., it is being employed around
Distributions to common shareholders totaled $2,826,870	the world in Europe and Japan to reflate their respec-
and distributions to Preferred Stockholders amounted to	tive economies. Thus, assuming some QE stimulus is
$8,483,979.	fungible, the U.S. economy should benefit, presuming
no significant currency exchange ratio destabilization.
During the nine months, the Company also repurchased	Likewise with investors more skittish as evidenced by
1,371,884 of its shares at a cost of $43,629,046 an aver-	recent survey data, it would seem unlikely that the bull
age discount to net asset value of 17.6%. Our investments	market has reached its zenith, particularly if easier tradi-
in the healthcare, materials, financials, and technology	tional fiscal policy replaces the Federal Reserve’s slow
sectors contributed to our outperformance of our	departure from its accommodative monetary stance.
benchmark in the quarter, while industrials detracted	Thus, we remain optimistic for the long term perfor-
modestly from performance. As well, our lack of an	mance of equities, while acknowledging some short term
allocation to real estate and the utility sectors also	challenges.
contributed as those sectors experienced negative
performance in the quarter.	Information about the Company, including our invest-
ment objectives, operating policies and procedures,
For the past year, we have highlighted the difficult	investment results, record of dividend and distribution
economic environment facing equity markets. Slow	payments, financial reports and press releases, is on our
GDP growth in the first half, due in part to inventory	website and has been updated through September 30,
destocking throughout the economy, has given way to	2016. It can be accessed on the internet at www.genera-
a modestly improved environment currently. Though	lamericaninvestors.com.
revenue and earnings for the S&P 500 collectively have
experienced declines for 5 of the last 6 consecutive
quarters and 5 consecutive quarters, respectively,
most of it is attributable to the decline in energy
prices and its impact on the companies that operate
in and around the sector. Employment data are
favorable, corporate operating margins remain
historically high despite headwinds, inventories look	By Order of the Board of Directors,
to be in a better position, recent purchasing manager	General American Investors Company, Inc.
surveys have improved, China’s economy appears to
have started to rebound, and retail sales remain a bright
spot. Housing has been an improving addition and may
be expected to contribute more as household formations	Jeffrey W. Priest
improve. Constraints on growth remain the same; an	President and Chief Executive Officer
aggressive regulatory environment, currency instabil-
ity, political uncertainty - domestically and abroad (i.e.
Brexit), dramatically rising U.S. healthcare costs and an	October 19, 2016
elevated consumer debt burden which has led to a higher
than normal savings rate.

				Value
	Shares		COMMON STOCKS	(note 1a)
Consumer	Automobiles and Components (1.4%)
Discretionary	1,264,063	Ford Motor Company	(Cost $16,174,723)	$15,257,240
(11.0%)	Consumer Services (0.8%)
	21,000	Chipotle Mexican Grill, Inc. (a)	(Cost $9,376,256)	8,893,500

	Retailing (8.8%)
	309,665		Liberty Interactive Corporation - Ventures A (a)	12,346,344
	375,026		Macy’s Inc.	13,894,713
	919,768		The TJX Companies, Inc.	68,780,251
			(Cost $28,028,933)	95,021,308
			(Cost $53,579,912)	119,172,048

Consumer	Food, Beverage and Tobacco (11.6%)
Staples	201,174		Danone	14,931,213
(15.2%)	182,400		Diageo plc ADR	21,165,696
	450,000		Nestle S.A.	35,483,620
	195,000		PepsiCo, Inc.	21,210,150
	704,378		Unilever N.V.	32,511,257
			(Cost $66,826,160)	125,301,936
	Food and Staples Retailing (3.6%)
	168,781		Costco Wholesale Corporation	25,740,790
	142,280		CVS Health Corporation	12,661,497
			(Cost $18,835,682)	38,402,287
			(Cost $85,661,842)	163,704,223

Energy	113,000		Anadarko Petroleum Corporation	7,159,680
(6.9%)	160,900		Apache Corporation	10,276,683
	1,472,819		Cameco Corporation	12,607,331
	650,000		Ensco plc - Class A	5,525,000
	3,830,440		Gulf Coast Ultra Deep Royalty Trust (a)	252,809
	535,000		Halliburton Company	24,010,800
	1,730,000		Helix Energy Solutions Group, Inc. (a)	14,064,900
			(Cost $59,688,571)	73,897,203

Financials	Banks (1.5%)
(22.8%)	140,000	M&T Bank Corporation	(Cost $3,966,544)	16,254,000
	Diversified Financials (5.1%)
	245,000		American Express Company	15,689,800
	285,000		JPMorgan Chase & Co.	18,978,150
	500,000		Nelnet, Inc.	20,185,000
			(Cost $23,578,547)	54,852,950
	Insurance (16.2%)
	158,877		Aon plc	17,872,074
	610,000		Arch Capital Group Ltd. (a)	48,348,600
	187,500		Axis Capital Holdings Limited	10,186,875
	110		Berkshire Hathaway Inc. Class A (a)	23,784,200
	125,000		Everest Re Group, Ltd.	23,746,250
	400,000		MetLife, Inc.	17,772,000
	243,298		Willis Towers Watson plc	32,302,675
			(Cost $51,091,270)	174,012,674
			(Cost $78,636,361)	245,119,624

Health Care	Pharmaceuticals, Biotechnology and Life Sciences
(12.1%)	757,400		Ariad Pharmaceuticals, Inc. (a)	10,368,806
	190,000		Celgene Corporation (a)	19,860,700
	514,409		Cempra, Inc. (a)	12,448,698
	438,600		Gilead Sciences, Inc.	34,702,032
	229,942		Intra-Cellular Therapies, Inc. (a)	3,504,316
	397,191		Merck & Co., Inc.	24,788,690
	540,252		Paratek Pharmaceuticals, Inc. (a)	7,028,679
	460,808		Pfizer Inc.	15,607,567
	711,123		Repros Therapeutics Inc. (a)	1,486,247
			(Cost $75,153,558)	129,795,735

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
Industrials	Capital Goods (5.4%)
(9.5%)	189,131	Eaton Corporation plc		$12,427,798
	900,000	General Electric Company		26,658,000
	190,000	United Technologies Corporation		19,304,000
			(Cost $48,994,510)	58,389,798
	Commercial and Professional Services (3.7%)
	787,800	Republic Services, Inc.	(Cost $11,167,520)	39,744,510
	Transportation (0.4%)
	104,012	Hertz Global Holdings, Inc. (a)	(Cost $6,171,377)	4,177,122
			(Cost $66,333,407)	102,311,430

Information	Semiconductors and Semiconductor Equipment (3.4%)
Technology	200,850	ASML Holding N.V.		22,009,143
(16.2%)	390,500	Intel Corporation		14,741,375
			(Cost $12,991,164)	36,750,518
	Software and Services (5.1%)
	680,686	Microsoft Corporation		39,207,514
	378,034	Synchronoss Technologies, Inc. (a)		15,567,440
			(Cost $29,257,286)	54,774,954
	Technology Hardware and Equipment (7.7%)
	124,000	Apple Inc.		14,018,200
	790,000	Cisco Systems, Inc.		25,058,800
	127,900	Keysight Technologies, Inc. (a)		4,053,151
	391,200	QUALCOMM Incorporated		26,797,200
	238,209	Universal Display Corporation		13,222,981
			(Cost $46,141,789)	83,150,332
			(Cost $88,390,239)	174,675,804

Materials (1.5%)	1,026,422	Huntsman Corporation	(Cost $19,551,633)	16,699,886

Miscellaneous (4.1%)		Other (b)	(Cost $40,651,299)	44,410,454

Telecommunication	683,852	Vodafone Group plc ADR	(Cost $23,341,423)	19,934,286
Services (1.9%)

		TOTAL COMMON STOCKS (101.2%)	(Cost $590,988,245)	1,089,720,693

	Warrant	WARRANT
Technology	281,409	Applied DNA Sciences, Inc. (a)	(Cost $2,814)	316,698
Hardware &
Equipment (0.0%)

	Contracts	CALL OPTIONS
	(100 Shares Each)	Company/Expiration Date/ Exercise Price
Energy (0.2%)	15,000	Cameco Corporation/March 17, 2017/$10.00 (a)		375,000
	10,000	Ensco plc/January 20, 2017/$8.00 (a)		1,350,000
		TOTAL CALL OPTIONS	(Cost $1,076,018)	1,725,000

187,191,386	State Street Institutional Treasury Plus Money Market Fund (17.4%)	(Cost $187,191,386)	187,191,386
TOTAL INVESTMENTS (c) (118.8%)	(Cost $779,258,463)		1,278,953,777
Liabilities in excess of receivables and other assets (-1.1%)			(12,396,797)
			1,266,556,980
PREFERRED STOCK (-17.7%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,076,439,805

ADR - American Depository Receipt (a) Non-income producing security.

(b) Securities which have been held for less than one year, not previously disclosed, and not restricted.

(c) At September 30, 2016 the cost of investments for Federal income tax purposes was $779,258,463; aggregate gross unrealized appreciation was $535,289,523; aggregate gross unrealized depreciation was $35,594,209; and net unrealized appreciation was $499,695,314.

(see notes to unaudited financial statements)

	Contracts			Value
Put Options	(100 shares each)	Company/Expiration Date/ Exercise Price		(note 1a)
Energy	15,000	Cameco Corporation/March 17, 2017/$7.00		$450,000
(0.1%)	10,000	Ensco plc/January 20, 2017/$6.00		300,000
		TOTAL OPTIONS WRITTEN	(Premiums Received $773,965)	$750,000

	Net Shares	Shares
Increases	Transacted	Held
New Positions
Chipotle Mexican Grill, Inc.	—	21,000	(b)
CVS Health Corporation	142,280	142,280
Universal Display Corporation	238,209	238,209

Additions
General Electric Company	60,000	900,000
Huntsman Corporation	45,000	1,026,422
Intel Corporation	60,000	390,500
Intra-Cellular Therapies, Inc.	32,500	229,942
Keysight Technologies, Inc.	61,600	127,900
Liberty Interactive Corporation - Ventures A	10,365	309,665
MetLife, Inc.	35,000	400,000
Paratek Pharmaceuticals, Inc.	63,176	540,252
Repros Therapeutics Inc.	315,000	711,123

Decreases
Eliminations
EMC Corporation	410,000	—	(c)

Reductions
Anadarko Petroleum Corporation	105,000	113,000
Apache Corporation	40,000	160,900
Apple Inc.	60,000	124,000
Arch Capital Group Ltd.	65,600	610,000
Ariad Pharmaceuticals, Inc.	442,600	757,400
Cameco Corporation	100,000	1,472,819
Cisco Systems, Inc.	249,500	790,000
Diageo plc ADR	20,000	182,400
Eaton Corporation plc	30,000	189,131
Ensco plc - Class A	10,000	650,000
Hertz Global Holdings, Inc.	841,052	104,012
Merck & Co., Inc.	30,000	397,191
QUALCOMM Incorporated	70,000	391,200
Republic Services, Inc.	185,000	787,800
The TJX Companies, Inc.	40,000	919,768
United Technologies Corporation	110,000	190,000

(a)	Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b)	Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.
(c)	Shares sold as part of a merger with Dell Technologies.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of
September 30, 2016 is shown in the table.

	Cost	Value	Percent Common
Industry Category	(000)	(000)	Net Assets*
Financials
Banks	$3,966	$16,254	1.5%
Diversified Financials	23,579	54,853	5.1
Insurance	51,091	174,013	16.2
	78,636	245,120	22.8
Information Technology
Semiconductors & Semiconductor Equipment	12,991	36,751	3.4
Software & Services	29,257	54,775	5.1
Technology Hardware & Equipment	46,145	83,467	7.7
	88,393	174,993	16.2
Consumer Staples
Food, Beverage & Tobacco	66,826	125,302	11.6
Food & Staples Retailing	18,836	38,402	3.6
	85,662	163,704	15.2
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	75,154	129,796	12.1

Consumer Discretionary
Automobiles & Components	16,175	15,257	1.4
Consumer Services	9,376	8,894	0.8
Retailing	28,029	95,021	8.8
	53,580	119,172	11.0
Industrials
Capital Goods	48,995	58,390	5.4
Commercial & Professional Services	11,167	39,744	3.7
Transportation	6,171	4,177	0.4
	66,333	102,311	9.5

Energy	60,765	75,622	7.1
Miscellaneous**	40,651	44,410	4.1
Telecommunication Services	23,341	19,934	1.9
Materials	19,552	16,700	1.5
	592,067	1,091,762	101.4
Short-Term Securities	187,191	187,191	17.4
Total Investments	$779,258	1,278,953	118.8
Other Assets and Liabilities - Net		(12,396)	(1.1)
Preferred Stock		(190,117)	(17.7)
Net Assets Applicable to Common Stock		$1,076,440	100.0%

*	Net Assets applicable to the Company’s Common Stock.
**	Securities which have been held for less than one year, not previously disclosed, and not restricted.

(see notes to unaudited financial statements)

Assets
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $590,988,245)		$1,089,720,693
Purchased options (cost $1,076,018)		1,725,000
Warrant (cost $2,814)		316,698
Money market fund (cost $187,191,386)		187,191,386
Total investments (cost $779,258,463)		1,278,953,777

RECEIVABLES AND OTHER ASSETS
Cash	$13,003
Dividends, interest and other receivables	2,066,567
Qualified pension plan asset, net excess funded (note 7)	1,968,195
Prepaid expenses, fixed assets and other assets	669,083	4,716,848

TOTAL ASSETS		1,283,670,625

Liabilities
Payable for securities purchased	4,131,496
Outstanding options written, at value (premiums received $773,965) (note 4)	750,000
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	3,000,000
Accrued supplemental pension plan liability (note 7)	5,716,664
Accrued supplemental thrift plan liability (note 7)	2,939,531
Accrued expenses and other liabilities	355,999

TOTAL LIABILITIES		17,113,645

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 26,924,813 shares (note 5)		$1,076,439,805

NET ASSET VALUE PER COMMON SHARE		$39.98

Net Assets Applicable To Common Stock
Common Stock, 26,924,813 shares at par value (note 5)	$26,924,813
Additional paid-in capital (note 5)	468,779,278
Undistributed net investment income (note 5)	5,759,467
Undistributed realized gain on securities sold	89,208,772
Accumulated other comprehensive loss (note 7)	(5,247,870)
Unallocated distributions on Preferred Stock	(8,703,934)
Unrealized appreciation on investments, options written and other	499,719,279

NET ASSETS APPLICABLE TO COMMON STOCK		$1,076,439,805

(see notes to unaudited financial statements)

Income
Dividends (net of foreign withholding taxes of $584,658)		$17,123,481
Interest		140,948
		17,264,429
Expenses
Investment research	$5,089,654
Administration and operations	2,783,604
Office space and general	1,294,894
Auditing and legal fees	227,094
Directors’ fees and expenses	176,595
Transfer agent, custodian and registrar fees and expenses	172,685
State and local taxes	130,841
Stockholders’ meeting and reports	80,950	9,956,317
NET INVESTMENT INCOME		7,308,112

Net Realized Gain and Change in Unrealized Appreciation on Investments (notes 1, 3 and 4)
Net realized gain on investments:
Securities transactions	84,938,020
Written options transactions (notes 1b and 4)	626,414
	85,564,434
Net decrease in unrealized appreciation	(29,521,051)
NET GAIN ON INVESTMENTS		56,043,383
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(8,483,979)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$54,867,516

	Nine Months Ended
	September 30, 2016	Year Ended
Operations	(Unaudited)	December 31, 2015
Net investment income	$7,308,112	$13,728,242
Net realized gain on investments	85,564,434	34,130,660
Net decrease in unrealized appreciation	(29,521,051)	(76,268,833)
	63,351,495	(28,409,931)
Distributions to Preferred Stockholders:
From net investment income	—	(3,344,407)
From net capital gains	—	(7,967,565)
Unallocated distributions	(8,483,979)	—
Decrease in net assets from Preferred distributions	(8,483,979)	(11,311,972)
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,867,516	(39,721,903)
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	538,384

Distributions to Common Stockholders
From net investment income	(1,455,838)	(9,622,112)
From net capital gains	(1,371,032)	(22,923,266)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(2,826,870)	(32,545,378)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	—	13,532,276
Cost of Common Shares purchased	(43,629,046)	(101,674,879)
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(43,629,046)	(88,142,603)
NET INCREASE (DECREASE) IN NET ASSETS	8,411,600	(159,871,500)

Net Assets Applicable to Common Stock
BEGINNING OF PERIOD	1,068,028,205	1,227,899,705
END OF PERIOD (including under/over distributed net investment income of
$5,759,467 and ($92,807), respectively)	$1,076,439,805	$1,068,028,205

(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2016 and for each year in the five-year period ended December 31, 2015. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Nine Months
	Ended
	September 30, 2016		Year Ended December 31,
	(Unaudited)	2015	2014	2013	2012	2011

PER SHARE OPERATING PERFORMANCE
asset value, beginning of period	$37.74	$39.77	$41.07	$32.68	$29.78	$31.26
Net investment income	.27	.48	.32	.17	.24	.18
Net gain (loss) on securities,
realized and unrealized, and other	2.38	(.99)	2.39	10.51	5.05	(.68)
Other comprehensive income (loss)	—	.02	(.13)	.20	—	(.10)
	2.65	(.49)	2.58	10.88	5.29	(.60)
Distributions on Preferred Stock:
Dividends from net investment income	—	(.12)	(.04)	(.04)	(.04)	(.11)
Distributions from net capital gains	—	(.27)	(.34)	(.35)	(.35)	(.27)
Unallocated	(.31)	—	—	—	—	—
	(.31)	(.39)	(.38)	(.39)	(.39)	(.38)
from investment operations	2.34	(.88)	2.20	10.49	4.90	(.98)
Distributions on Common Stock:
Dividends from net investment income	(.05)	(.34)	(.32)	(.18)	(.21)	(.15)
Distributions from net capital gains	(.05)	(.81)	(3.18)	(1.92)	(1.79)	(.35)
	(.10)	(1.15)	(3.50)	(2.10)	(2.00)	(.50)
asset value, end of period	$39.98	$37.74	$39.77	$41.07	$32.68	$29.78
share market value, end of period	$32.65	$31.94	$35.00	$35.20	$27.82	$24.91
TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	2.59%*	(5.34%)	9.32%	34.24%	19.77%	(5.29%)

RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,076,440	$1,068,028	$1,227,900	$1,229,470	$955,418	$886,537
Ratio of expenses to average net assets
applicable to Common Stock	1.26%**	1.17%	1.10%	1.27%	1.67%	1.39%
Ratio of net income to average net assets
applicable to Common Stock	0.93%**	1.17%	0.78%	0.47%	0.74%	0.56%
Portfolio turnover rate	12.20%*	14.41%	14.98%	17.12%	9.56%	11.17%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	666%	662%	746%	747%	603%	566%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.65	$26.75	$26.01	$25.30	$25.54	$25.47

*Not annualized
**Annualized

(see notes to unaudited financial statements)

1. Significant Accounting Policies - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. Options The Company may purchase and write (sell) put and call options. The Company typically purchases put options or writes call options to hedge the value of portfolio investments while it typically purchases call options and writes put options to obtain equity market exposure under specified circumstances. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities.
Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of
Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for written option activity.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. Contingent Liabilities Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. Fair Value Measurements - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and
Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of September 30, 2016:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,089,720,693	—	—	$1,089,720,693
Purchased options	1,725,000	—	—	1,725,000
Warrant	316,698	—	—	316,698
Money market fund	187,191,386	—	—	187,191,386
Total	$1,278,953,777	—	—	$1,278,953,777

Liabilities
Options written	($750,000)	—	—	($750,000)

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the nine months ended September 30, 2016.

3. Purchases and Sales of Securities - Purchases and sales of securities (other than short-term securities and options) for the nine months ended September 30, 2016 amounted to $132,953,062 and $259,521,693, on long transactions, respectively.

4. Written Options - The level of activity in written options varies from year to year based upon market conditions. Transactions in written covered call options and collateralized put options for the nine months ended September 30, 2016 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2015	2,250	$1,473,462	2,500	$404,556
Options written	6,000	1,566,530	25,000	773,965
Options terminated in closing purchase transaction	(4,500)	(1,672,355)	(1,500)	(247,869)
Options expired	(500)	(129,998	0	0
Options assigned	(3,250)	(1,237,639)	(1,000)	(156,687)
Options outstanding, September 30, 2016	0	$0	25,000	$773,965

5. Capital Stock and Dividend Distributions - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
26,924,813 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
September 30, 2016.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been reviewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If, the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.
Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

5. Capital Stock and Dividend Distributions - (Continued from bottom of previous page.)
Transactions in Common Stock during the nine months ended September 30, 2016 and the year ended December 31, 2015 were as follows:

	Shares		Amount
	2016	2015	2016	2015
Par value of shares issued in payment of dividends
and distributions (includes 439,217 shares issued from treasury)	—	439,217	—	$439,217
			—	13,093,059
			—	13,532,276
Par value of shares purchased (at an average discount from
net asset value of 17.6% and 15.5%, respectively)	(1,371,884)	(3,014,364)	($1,371,884)	(3,014,364)
Decrease in paid-in capital			(42,257,162)	(98,660,515)
Total decrease			(43,629,046)	(101,674,879)
Net decrease	(1,371,884)	(2,575,147)	($43,629,046)	($88,142,603)

At September 30, 2016, the Company held in its treasury 5,056,059 shares of Common Stock with an aggregate cost in the amount of
$168,679,999.

The tax basis distributions during the year ended December 31, 2015 were as follows: ordinary distributions of $12,966,519 and net capital gains distributions of $30,890,831. As of December 31, 2015, distributable earnings on a tax basis included $1,442,060 from ordinary distributions, $5,268,234 from undistributed net capital gains and $529,240,330 from net unrealized appreciation on invest-
ments if realized in future years. Reclassifications arising from permanent “book/tax” differences reflect non-tax deductible expenses and redesignation of dividends during the year ended December 31, 2015. As a result, additional paid-in capital was decreased by $3,081 and net investment income increased by $3,081. As of December 31, 2015 the Company had straddle loss deferrals of
$252,864. Net assets were not affected by this reclassification .

6. Officers’ Compensation - The aggregate compensation accrued and paid by the Company during the nine months ended September
30, 2016 to its officers (identified on back cover) amounted to $5,238,375.

7. Benefit Plans - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the nine months ended September 30, 2016 were:

Service cost	$418,201
Interest cost	703,676
Expected return on plan assets	(1,019,762)
Amortization of prior service cost	13,353
Amortization of recognized net actuarial loss	263,258
Net periodic benefit cost	$378,726

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the nine months ended September 30, 2016 was $376,794. The qualified thrift plan acquired
19,000 shares and distributed 35,643 shares of the Company’s Common Stock during the nine months ended September 30, 2016 and held 560,294 shares of the Company’s Common Stock at September 30, 2016.

8. Operating Lease Commitment - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construc-
tion of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company has the option to renew the lease after February 2018 for five years at market rates. Rental expense approximated $886,700 for the nine months ended September 30, 2016. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2016 and 2017, and $99,000 in 2018.

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of
Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.
The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended September 30, 2016 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3)
on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalamericaninvestors.com and on the SEC’s website: www.sec.gov.
Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, DC or through the
Company by calling us at 1-800-436-8401. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.
On April 15, 2016, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the
Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s
Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Daniel M. Neidich
Rodney B. Berens	Jeffrey W. Priest
Lewis B. Cullman	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh
Betsy F. Gotbaum
(*The Company is a stand-alone fund.)

OFFICERS

Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Michael W. Robinson, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

Counsel	Transfer Agent and Registrar
Sullivan & Cromwell LLP	American Stock Transfer & Trust
Independent Auditors	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
Custodian	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company